UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 23, 2007

Gilead Sciences, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-19731	94-3047598
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

333 Lakeside Drive, Foster City, California		94404
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	650-574-3000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On October 24, 2007, Gilead Sciences, Inc., a Delaware corporation (the Company), issued a press release announcing the establishment of a stock trading plan under Rule 10b5-1 of the Securities Exchange Act of 1934 (the Plan) on October 23, 2007 by Paul Berg, Ph.D., a member of the Company’s Board of Directors. Transactions will be executed under the Plan beginning in February 2008. A copy of the press release is filed as Exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
Exhibit Number Description
99.1 Press Release, issued by Gilead Sciences, Inc. on October 24, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gilead Sciences, Inc.

October 25, 2007	By:	/s/ John F. Milligan, Ph.D.

Name: John F. Milligan, Ph.D.
Title: Chief Operating Officer and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release, issued by Gilead Sciences, Inc. on October 24, 2007.